Exhibit 99.2 Investor Presentation February 2021 Exhibit 99.2 Investor Presentation February 2021

Disclaimer This presentation (the “Presentation”) is being made in connection with a transaction (the “Transaction”) between Ardagh Group S.A. (“AGSA”) and Gores Holdings V, Inc. (“Gores”) involving the beverage can business of AGSA (“AMP” or “Ardagh Metal Packaging”). Confidentiality The information in this Presentation is highly confidential. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by AGSA and Gores and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for distribution only to persons who (1) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the Financial Promotion Order ), (2) are persons falling within Article 49(2)(a) to (d) ( high net worth companies, unincorporated associations etc. ) of the Financial Promotion Order, (3) are outside the United Kingdom, or (4) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as relevant persons ). This Presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons. No Offer or Solicitation This Presentation relates to the proposed Transaction. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS The shares of AMP to be issued in the Transaction (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMP Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMP Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation. No Representations and Warranties This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AMP relating to the Transaction and for no other purpose. AGSA and Gores assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States, the United Kingdom, the European Union or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation. This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the Transaction, and any recipient should conduct its own independent analysis of AMP and Gores and the data contained or referred to in this Presentation. You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by AGSA or Gores or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction. Accordingly, none of AGSA, Gores or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Forward Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction, including statements regarding the benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the services or products offered by AGSA or AMP and the markets in which AGSA or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s, AGSA’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or AGSA’s securities; (ii) the risk that the proposed Transaction may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the proposed Transaction by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Transaction on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Transaction disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed Transaction; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or AGSA related to the proposed Transaction; (vii) the ability to maintain, prior to the closing of the proposed Transaction, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Transaction, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Transaction, and AMP’s shares after the closing of the proposed Transaction, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement (“the Definitive Proxy Statement” Gores Holdings V intends to file with the U.S Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, AGSA or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations. 1Disclaimer This presentation (the “Presentation”) is being made in connection with a transaction (the “Transaction”) between Ardagh Group S.A. (“AGSA”) and Gores Holdings V, Inc. (“Gores”) involving the beverage can business of AGSA (“AMP” or “Ardagh Metal Packaging”). Confidentiality The information in this Presentation is highly confidential. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by AGSA and Gores and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for distribution only to persons who (1) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the Financial Promotion Order ), (2) are persons falling within Article 49(2)(a) to (d) ( high net worth companies, unincorporated associations etc. ) of the Financial Promotion Order, (3) are outside the United Kingdom, or (4) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as relevant persons ). This Presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons. No Offer or Solicitation This Presentation relates to the proposed Transaction. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS The shares of AMP to be issued in the Transaction (the “AMP Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this communication relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the AMP Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the AMP Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation. No Representations and Warranties This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AMP relating to the Transaction and for no other purpose. AGSA and Gores assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States, the United Kingdom, the European Union or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation. This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the Transaction, and any recipient should conduct its own independent analysis of AMP and Gores and the data contained or referred to in this Presentation. You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by AGSA or Gores or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Transaction. Accordingly, none of AGSA, Gores or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Forward Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction, including statements regarding the benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the services or products offered by AGSA or AMP and the markets in which AGSA or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s, AGSA’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or AGSA’s securities; (ii) the risk that the proposed Transaction may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the proposed Transaction by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Transaction on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Transaction disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed Transaction; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or AGSA related to the proposed Transaction; (vii) the ability to maintain, prior to the closing of the proposed Transaction, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Transaction, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Transaction, and AMP’s shares after the closing of the proposed Transaction, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement (“the Definitive Proxy Statement” Gores Holdings V intends to file with the U.S Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, AGSA or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations. 1

Disclaimer (continued) Additional Information about the Transaction and Where to Find It In connection with the proposed transactions contemplated by the Business Combination Agreement by and between AGSA, Gores Holdings V and AMP (the “Business Combination Agreement”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC the Definitive Proxy Statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, AGSA and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Transaction. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Forecast and Illustrative Scenarios This Presentation contains information with respect to AMP’s current estimated debt capacity, results and liquidity. This forecast is based on currently available information and AGSA estimates. Neither AGSA nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. AGSA does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See “Forward-Looking Statements” above. Industry and Market Data The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of AGSA, Gores, their respective affiliates or any third parties that provide information to AGSA, Gores or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. AGSA and Gores may have supplemented this information where necessary with information from discussions with AMP’s customers and AGSA’s own internal estimates, taking into account publicly available information about other industry participants and AGSA’s and AMP’s managements’ best view as to information that is not publicly available. None of AGSA, Gores or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of AGSA, Gores, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Certain Financial Measures This Presentation includes certain non-IFRS and non-GAAP financial measures that management use to assess AMP’s performance and make strategic decisions including the allocation of resources. Adjusted EBITDA consists of profit/(loss) before income tax charge /(credit), net finance expense, depreciation and amortization, and exceptional operating items. Adjusted EBITDA is being presented as Management and Gores believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in evaluating companies in the packaging industry and that this provides useful information to investors and others in understanding and evaluating AMP’s performance in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with either IFRS or GAAP and should not be considered as a substitute or an alternative to profit/(loss) as an indicator of operating performance or any other measures of performance derived in accordance with IFRS or GAAP. Using any such financial measure to analyze AMP’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in AMP’s industry may report measures titled Adjusted EBITDA or similar measures, such financial measures may be calculated differently, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including profit/(loss) under IFRS and other financial results presented in accordance with applicable accounting standards. Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement AMP intends to file if the Transaction proceeds may differ from this Presentation to comply with SEC rules. If the Transaction proceeds, AMP intends to file a registration statement with the SEC, which will include information about AMP, Gores will file a proxy statement with the SEC, and the parties will file other documents, in each case regarding the Transaction with the SEC. The registration statement/proxy statement and those other documents will include substantial additional information about AMP and its business that is not contained in this Presentation. Once filed, the information about AMP and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Trademarks and Trade Names AGSA and Gores and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with AGSA, Gores or any of their affiliates, or an endorsement or sponsorship by or of AGSA, Gores or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AGSA, Gores, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 2Disclaimer (continued) Additional Information about the Transaction and Where to Find It In connection with the proposed transactions contemplated by the Business Combination Agreement by and between AGSA, Gores Holdings V and AMP (the “Business Combination Agreement”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC the Definitive Proxy Statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, AGSA and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Transaction. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Forecast and Illustrative Scenarios This Presentation contains information with respect to AMP’s current estimated debt capacity, results and liquidity. This forecast is based on currently available information and AGSA estimates. Neither AGSA nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. AGSA does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See “Forward-Looking Statements” above. Industry and Market Data The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of AGSA, Gores, their respective affiliates or any third parties that provide information to AGSA, Gores or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. AGSA and Gores may have supplemented this information where necessary with information from discussions with AMP’s customers and AGSA’s own internal estimates, taking into account publicly available information about other industry participants and AGSA’s and AMP’s managements’ best view as to information that is not publicly available. None of AGSA, Gores or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of AGSA, Gores, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Certain Financial Measures This Presentation includes certain non-IFRS and non-GAAP financial measures that management use to assess AMP’s performance and make strategic decisions including the allocation of resources. Adjusted EBITDA consists of profit/(loss) before income tax charge /(credit), net finance expense, depreciation and amortization, and exceptional operating items. Adjusted EBITDA is being presented as Management and Gores believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in evaluating companies in the packaging industry and that this provides useful information to investors and others in understanding and evaluating AMP’s performance in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with either IFRS or GAAP and should not be considered as a substitute or an alternative to profit/(loss) as an indicator of operating performance or any other measures of performance derived in accordance with IFRS or GAAP. Using any such financial measure to analyze AMP’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in AMP’s industry may report measures titled Adjusted EBITDA or similar measures, such financial measures may be calculated differently, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including profit/(loss) under IFRS and other financial results presented in accordance with applicable accounting standards. Changes and Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement AMP intends to file if the Transaction proceeds may differ from this Presentation to comply with SEC rules. If the Transaction proceeds, AMP intends to file a registration statement with the SEC, which will include information about AMP, Gores will file a proxy statement with the SEC, and the parties will file other documents, in each case regarding the Transaction with the SEC. The registration statement/proxy statement and those other documents will include substantial additional information about AMP and its business that is not contained in this Presentation. Once filed, the information about AMP and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Trademarks and Trade Names AGSA and Gores and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with AGSA, Gores or any of their affiliates, or an endorsement or sponsorship by or of AGSA, Gores or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AGSA, Gores, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 2

Presenters and Senior Leadership Ardagh Group Ardagh Metal Packaging Gores Holdings V Paul Coulson Oliver Graham David Bourne Alec Gores Mark Stone Chairman & CEO CEO CFO Chairman CEO – Became Chairman of Ardagh Group – 14 years of experience in the – Joined Ardagh as Group Finance – Founder, Chairman and CEO of The – Senior Managing Director of The in 1998 and transformed the industry Director Operations in 2014 Gores Group Gores Group company from a single-plant – 40+ years of experience as an operation into a leading global – Previously Group Commercial – Previously 20 years at KPMG – Currently CEO of GH V and GH VI entrepreneur and dealmaker; packaging business Director at Rexam invested in over 130 companies – 2 years secondment at DS Smith – Previously CEO of GH (Hostess), across diverse sectors – 2 years secondment at – Founder of Yeoman International, – Previously Partner in the Consumer GH II (Verra), GH III (PAE) and GH – Currently Chairman of Gores AstraZeneca Sterile Technologies and other and Retail practice at Boston IV (UWM) Holdings (“GH”) V and GH VI and businesses Consulting Group CEO of Gores Metropoulos II – Previously worked at Boston – Previously Chairman of GH Consulting Group (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar) 3Presenters and Senior Leadership Ardagh Group Ardagh Metal Packaging Gores Holdings V Paul Coulson Oliver Graham David Bourne Alec Gores Mark Stone Chairman & CEO CEO CFO Chairman CEO – Became Chairman of Ardagh Group – 14 years of experience in the – Joined Ardagh as Group Finance – Founder, Chairman and CEO of The – Senior Managing Director of The in 1998 and transformed the industry Director Operations in 2014 Gores Group Gores Group company from a single-plant – 40+ years of experience as an operation into a leading global – Previously Group Commercial – Previously 20 years at KPMG – Currently CEO of GH V and GH VI entrepreneur and dealmaker; packaging business Director at Rexam invested in over 130 companies – 2 years secondment at DS Smith – Previously CEO of GH (Hostess), across diverse sectors – 2 years secondment at – Founder of Yeoman International, – Previously Partner in the Consumer GH II (Verra), GH III (PAE) and GH – Currently Chairman of Gores AstraZeneca Sterile Technologies and other and Retail practice at Boston IV (UWM) Holdings (“GH”) V and GH VI and businesses Consulting Group CEO of Gores Metropoulos II – Previously worked at Boston – Previously Chairman of GH Consulting Group (Hostess), GH II (Verra), GH III (PAE) and GH IV (UWM); previously CEO of Gores Metropoulos (Luminar) 3

Overview of Gores SPAC Franchise Transaction Transaction Proceeds Redemption • Six completed/announced transactions totaling over Close Value Delivered Rate $27bn of transaction value Proven SPAC • Approximately $4.3bn in new cash equity delivered November across six completed/announced transactions Track Record $2.3B $725M 0% 2016 • 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments) October $2.4B $800M <1% 2018 • Selling shareholders: Compelling valuations and upside potential from rollover shares and earnout Alignment with February • Investors: attractive entry valuation with long-term return $1.5B $1.5B $620M 0% Key 2020 potential Stakeholders • $470m+ of capital committed in six completed/ announced transactions from Gores Sponsor & affiliates December $2.9B $590M 0% 2020 • Proceeds certainty supported by virtually zero January redemptions across five completed transactions An Attractive $16.1B $925M 0% 2021 Opportunity for • Significant experience ensures seamless transaction from upfront diligence through transaction close Prospective Targets • Proven record of providing expedited access to liquidity, Q2 (a) (a) $2.3B $640M N/A (a) capital and value creation 2021 (a) Matterport transaction was announced on February 8, 2021 and is expected to close in Q2 2021 Note: An investment in Gores Holdings V or Ardagh Metal Packaging is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the 4 “SPACs”). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings V or Ardagh Metal PackagingOverview of Gores SPAC Franchise Transaction Transaction Proceeds Redemption • Six completed/announced transactions totaling over Close Value Delivered Rate $27bn of transaction value Proven SPAC • Approximately $4.3bn in new cash equity delivered November across six completed/announced transactions Track Record $2.3B $725M 0% 2016 • 8 SPACs raised to date, totaling approximately $3.3bn (prior to PIPE commitments) October $2.4B $800M <1% 2018 • Selling shareholders: Compelling valuations and upside potential from rollover shares and earnout Alignment with February • Investors: attractive entry valuation with long-term return $1.5B $1.5B $620M 0% Key 2020 potential Stakeholders • $470m+ of capital committed in six completed/ announced transactions from Gores Sponsor & affiliates December $2.9B $590M 0% 2020 • Proceeds certainty supported by virtually zero January redemptions across five completed transactions An Attractive $16.1B $925M 0% 2021 Opportunity for • Significant experience ensures seamless transaction from upfront diligence through transaction close Prospective Targets • Proven record of providing expedited access to liquidity, Q2 (a) (a) $2.3B $640M N/A (a) capital and value creation 2021 (a) Matterport transaction was announced on February 8, 2021 and is expected to close in Q2 2021 Note: An investment in Gores Holdings V or Ardagh Metal Packaging is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the 4 “SPACs”). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings V or Ardagh Metal Packaging

AMP’s infinitely recyclable products touch millions of consumers 5AMP’s infinitely recyclable products touch millions of consumers 5

AMP is a compelling investment opportunity Business highlights Pre-eminent pure play beverage can company focused on 100% sustainable products 100% 100% Infinitely Pure play recyclable products beverage can Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand #2 / #3 5+ years Exceptional, multifaceted growth opportunity backed by Player across Contract length on geographies new capacity long-term customer contracts Financial highlights Outsized customer relevance $3.8bn +52% Highly visible, compelling financial profile with expanding margins 2021E Revenue 2024E volume growth backed by customer contracts Entrepreneurial owner manager culture $654 – 20% $1,117m '21E – '24E Adj. EBITDA '21E – '24E Adj. EBITDA CAGR Superior performance at an attractive entry multiple 6AMP is a compelling investment opportunity Business highlights Pre-eminent pure play beverage can company focused on 100% sustainable products 100% 100% Infinitely Pure play recyclable products beverage can Long-term industry megatrends and environmentally-conscious end consumers driving inflection point in beverage can demand #2 / #3 5+ years Exceptional, multifaceted growth opportunity backed by Player across Contract length on geographies new capacity long-term customer contracts Financial highlights Outsized customer relevance $3.8bn +52% Highly visible, compelling financial profile with expanding margins 2021E Revenue 2024E volume growth backed by customer contracts Entrepreneurial owner manager culture $654 – 20% $1,117m '21E – '24E Adj. EBITDA '21E – '24E Adj. EBITDA CAGR Superior performance at an attractive entry multiple 6

Well-invested platform primed to capitalize on exceptional growth opportunity 2015/2016 2016 – 2020 2021 – 2024 Acquired by Ardagh in June 2016 Company repositioning and investment Winning strategy to capture growth $3,000 0.34 – Good market reputation – Won high growth customers – $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024 – Invested in specialty cans – Experienced management & skilled workforce – Longer contracts and better pricing $2,500 – Integrated company onto common platform 0.29 – Customer mix & specialty can focus drive outperformance – High customer concentration – Executed leading sustainability strategy – Creates option value for future additional growth $2,000 0.34 $1,800 0.24 $1,600 0.29 $1,500 $1,400 $1,200 0.19 $1,117 0.24 $1,000 $1,000 $813 $800 0.19 $545 $600 0.14 $500 ~$400 $400 0.14 $200 $0 0.09 $0 0.09 2015 / 2016 2020A 2022E 2024E 7Well-invested platform primed to capitalize on exceptional growth opportunity 2015/2016 2016 – 2020 2021 – 2024 Acquired by Ardagh in June 2016 Company repositioning and investment Winning strategy to capture growth $3,000 0.34 – Good market reputation – Won high growth customers – $1.8bn investment to increase capacity by 55% and double Adj. EBITDA by 2024 – Invested in specialty cans – Experienced management & skilled workforce – Longer contracts and better pricing $2,500 – Integrated company onto common platform 0.29 – Customer mix & specialty can focus drive outperformance – High customer concentration – Executed leading sustainability strategy – Creates option value for future additional growth $2,000 0.34 $1,800 0.24 $1,600 0.29 $1,500 $1,400 $1,200 0.19 $1,117 0.24 $1,000 $1,000 $813 $800 0.19 $545 $600 0.14 $500 ~$400 $400 0.14 $200 $0 0.09 $0 0.09 2015 / 2016 2020A 2022E 2024E 7

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

AMP is a global leader in sustainable aluminum packaging solutions (a) Ø 24 strategically located production facilities Ø Top 3 player in consolidated and rational industry Ø Customers require significant scale and network flexibility #2 #3 #3 Europe North America Brazil Ø Expansion projects underway in all geographies AMP's manufacturing footprint 2019A market share Europe North America Brazil Europe North America Brazil (b) Other % of total sales CP CCK Other 47% 43% 10% Ball Ball Ball CP 15% CCK CCK 15% 28% Top 3: ~80% Top 3: ~80% Top 3: ~90% (c) Market growth (b) ~5% 5-7% 6-10% Specialty cans as % of AMP total volume ~40% ~45% >55% (a) Includes Huron, OH facility acquired on December 9, 2020 (b) Represents 2020A data 9 (c) Represents 2020E ‒ 2023E demand CAGR Source: Company Information, Wall Street ResearchAMP is a global leader in sustainable aluminum packaging solutions (a) Ø 24 strategically located production facilities Ø Top 3 player in consolidated and rational industry Ø Customers require significant scale and network flexibility #2 #3 #3 Europe North America Brazil Ø Expansion projects underway in all geographies AMP's manufacturing footprint 2019A market share Europe North America Brazil Europe North America Brazil (b) Other % of total sales CP CCK Other 47% 43% 10% Ball Ball Ball CP 15% CCK CCK 15% 28% Top 3: ~80% Top 3: ~80% Top 3: ~90% (c) Market growth (b) ~5% 5-7% 6-10% Specialty cans as % of AMP total volume ~40% ~45% >55% (a) Includes Huron, OH facility acquired on December 9, 2020 (b) Represents 2020A data 9 (c) Represents 2020E ‒ 2023E demand CAGR Source: Company Information, Wall Street Research

Leading the way in sustainability - environmentally, ecologically and socially Emissions & ecology Social Minimize our Minimize our Our people & GHG emissions ecological impact communities Our people Ÿ Move to 100% renewable energyŸ Water management Ÿ Diversity and Inclusion Ÿ SBTi: 27% reduction in CO2 by 2030Ÿ Increase recycling and increase recycled content Ÿ Reduce VOC by 4%Ÿ Purpose and Engagement Levels Ÿ Promote circularity Ÿ Respect and Recognition Ÿ Increase recycled content Ÿ Increase waste recycling by 10% Ÿ Collaboration Ÿ Execute Light-weighting initiatives Ÿ Reduce water consumption by 9% Ÿ Annual energy efficiency programs Our Communities: Ÿ Low carbon transportŸ Engage proactively with our local communities through grassroots ‘Giving Ÿ Sustainable sourcing Back’ initiatives EcoVadis: Gold rating for the past 4 years; Industry leader with Carbon Disclosure Project; Committed to Science Based Targets and Signatory to the UN Global Compact committing to the UN’s 17 Sustainable Development goals 10Leading the way in sustainability - environmentally, ecologically and socially Emissions & ecology Social Minimize our Minimize our Our people & GHG emissions ecological impact communities Our people Ÿ Move to 100% renewable energyŸ Water management Ÿ Diversity and Inclusion Ÿ SBTi: 27% reduction in CO2 by 2030Ÿ Increase recycling and increase recycled content Ÿ Reduce VOC by 4%Ÿ Purpose and Engagement Levels Ÿ Promote circularity Ÿ Respect and Recognition Ÿ Increase recycled content Ÿ Increase waste recycling by 10% Ÿ Collaboration Ÿ Execute Light-weighting initiatives Ÿ Reduce water consumption by 9% Ÿ Annual energy efficiency programs Our Communities: Ÿ Low carbon transportŸ Engage proactively with our local communities through grassroots ‘Giving Ÿ Sustainable sourcing Back’ initiatives EcoVadis: Gold rating for the past 4 years; Industry leader with Carbon Disclosure Project; Committed to Science Based Targets and Signatory to the UN Global Compact committing to the UN’s 17 Sustainable Development goals 10

Aluminum is the most sustainable packaging material Cans have the highest Cans have the highest Aluminum product benefits: (a) (a) recycling rate recycled content – 75% of aluminum ever produced remains in use BR: 98% – Aluminum is one of the few materials that can achieve 100% circularity 73% 3x Glass EU: 75% 24x Plastics (PET) – Beverage cans can be recycled and back on shelves in 60 days 50% – Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum 29% 26% 23% – 80% of consumers say infinite recyclability of cans matters to them (b) – Lowest total cost of ownership 3% – Optimized for filling speed and cube efficiency Cans PET Glass Cans Glass PET – Versatility and unlimited graphic design opportunities Aluminum is the material of choice in sustainable packaging Customers Disposal & Recycled Cans Metal Production Can Production Retailers Selling End Consumers Filling Recycling (a) Data represents rates for North America (b) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis 11 Source: Company Information, Wall Street ResearchAluminum is the most sustainable packaging material Cans have the highest Cans have the highest Aluminum product benefits: (a) (a) recycling rate recycled content – 75% of aluminum ever produced remains in use BR: 98% – Aluminum is one of the few materials that can achieve 100% circularity 73% 3x Glass EU: 75% 24x Plastics (PET) – Beverage cans can be recycled and back on shelves in 60 days 50% – Requires only 8% of energy to produce aluminum from recycled materials vs. virgin aluminum 29% 26% 23% – 80% of consumers say infinite recyclability of cans matters to them (b) – Lowest total cost of ownership 3% – Optimized for filling speed and cube efficiency Cans PET Glass Cans Glass PET – Versatility and unlimited graphic design opportunities Aluminum is the material of choice in sustainable packaging Customers Disposal & Recycled Cans Metal Production Can Production Retailers Selling End Consumers Filling Recycling (a) Data represents rates for North America (b) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis 11 Source: Company Information, Wall Street Research

Passionate about social sustainability Track record of “Giving Back” and focus on health & safety Created a $2 million fund to support those most affected by COVID-19 in communities where AMP operates. Funds were allocated to charities, nominated by local teams 12Passionate about social sustainability Track record of “Giving Back” and focus on health & safety Created a $2 million fund to support those most affected by COVID-19 in communities where AMP operates. Funds were allocated to charities, nominated by local teams 12

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Investment Highlights 1 Pre-eminent pure play beverage can company focused on 100% sustainable products Long-term industry megatrends and environmentally-conscious end consumers 2 driving inflection point in beverage can demand Exceptional multifaceted growth opportunity backed by customer contracts 3 Compelling financial profile with contracted revenue, expanding margins and 4 significant free cash flow generation Entrepreneurial owner manager culture with deep bench 5 14Investment Highlights 1 Pre-eminent pure play beverage can company focused on 100% sustainable products Long-term industry megatrends and environmentally-conscious end consumers 2 driving inflection point in beverage can demand Exceptional multifaceted growth opportunity backed by customer contracts 3 Compelling financial profile with contracted revenue, expanding margins and 4 significant free cash flow generation Entrepreneurial owner manager culture with deep bench 5 14

Pre-eminent pure play beverage can company focused on 100% sustainable products 1 Infinitely recyclable products from a leader in sustainability (a) Lowest Total Costs of Ownership ü Innovative aluminum packaging leader Cans have the lowest Total Cost of Ownership with costs 14-27% 137 lower than PET 129 ü 116 Growth-oriented customer mix 110 100 ü Specialty can leadership ü Leader in sustainability with ambitious targets ü Positioned for volume growth and share expansion Aluminum Can Carton Board PET Virgin - Green Glass PET Modified - Blended Barrier (a) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis Source: Company Information. Wall Street Research 15Pre-eminent pure play beverage can company focused on 100% sustainable products 1 Infinitely recyclable products from a leader in sustainability (a) Lowest Total Costs of Ownership ü Innovative aluminum packaging leader Cans have the lowest Total Cost of Ownership with costs 14-27% 137 lower than PET 129 ü 116 Growth-oriented customer mix 110 100 ü Specialty can leadership ü Leader in sustainability with ambitious targets ü Positioned for volume growth and share expansion Aluminum Can Carton Board PET Virgin - Green Glass PET Modified - Blended Barrier (a) Average packaging material costs for all beverage types in Europe, measured in €/'000 - on a 100 basis Source: Company Information. Wall Street Research 15

Management-driven transformation to growth platform 1 Successful transformation underpinned by favorable industry dynamics Today & 2015 Beyond 2020: (b) Successfully Increased Shifted exposure ~30% same 3 >50% customers invested in new high customer towards attractive Health & Sparkling growth categories diversification specialty can mix wellness water NA customer exposure: Hard Coffee 2016 Specialty seltzer & tea 2016: can mix: ~70% top 3 customers ~34% (a) CSD Beer Changing Demand for Longer-term Key Industry consumer beverage cans Beverage cans contracts provide Growth Highlights preferences in outstripping taking share high visibility beverages supply (a) Carbonated soft drink (b) 2024E Company forecast 16 Source: Company Information, Wall Street ResearchManagement-driven transformation to growth platform 1 Successful transformation underpinned by favorable industry dynamics Today & 2015 Beyond 2020: (b) Successfully Increased Shifted exposure ~30% same 3 >50% customers invested in new high customer towards attractive Health & Sparkling growth categories diversification specialty can mix wellness water NA customer exposure: Hard Coffee 2016 Specialty seltzer & tea 2016: can mix: ~70% top 3 customers ~34% (a) CSD Beer Changing Demand for Longer-term Key Industry consumer beverage cans Beverage cans contracts provide Growth Highlights preferences in outstripping taking share high visibility beverages supply (a) Carbonated soft drink (b) 2024E Company forecast 16 Source: Company Information, Wall Street Research

Pre-eminent pure play beverage can company focused on 100% sustainable products 1 AMP is the growth leader (b) Overview of top 3 players Announced new capacity (bn cans) 30 21 15 Beverage can as % 100% 82% 54% of total revenue (b) % new / installed capacity #1 #2 #3 Revenue 55% 28% 23% #1 #2 #3 Adj. EBITDA (a) Period from 2020A – 2022E. AMP based on Management estimates, Ball and Crown based on consensus estimates (b) Capacity data based on 2021E – 2024E estimates, Crown capacity based on 2021E – 2022E estimates. Announced new capacity as of February 19, 2021. Installed capacity as of 2020E 17 Source: Company Information, Wall Street Research (a) % GrowthPre-eminent pure play beverage can company focused on 100% sustainable products 1 AMP is the growth leader (b) Overview of top 3 players Announced new capacity (bn cans) 30 21 15 Beverage can as % 100% 82% 54% of total revenue (b) % new / installed capacity #1 #2 #3 Revenue 55% 28% 23% #1 #2 #3 Adj. EBITDA (a) Period from 2020A – 2022E. AMP based on Management estimates, Ball and Crown based on consensus estimates (b) Capacity data based on 2021E – 2024E estimates, Crown capacity based on 2021E – 2022E estimates. Announced new capacity as of February 19, 2021. Installed capacity as of 2020E 17 Source: Company Information, Wall Street Research (a) % Growth

Multifaceted growth driven by long-term megatrends 2 Convergence of multiple growth factors across geographies North America Europe Brazil Traditional categories Category growth New categories (e.g., health & wellness) (a) TCO / convenience Pack advantages Imagery, quality, ‘coolness’ Plastics substitution Sustainability / Environmental / ecological benefit regulation Regulatory changes Exceptional growth Strong growth Moderate growth (a) TCO = Total Cost of Ownership Source: Company Information, Wall Street Research 18Multifaceted growth driven by long-term megatrends 2 Convergence of multiple growth factors across geographies North America Europe Brazil Traditional categories Category growth New categories (e.g., health & wellness) (a) TCO / convenience Pack advantages Imagery, quality, ‘coolness’ Plastics substitution Sustainability / Environmental / ecological benefit regulation Regulatory changes Exceptional growth Strong growth Moderate growth (a) TCO = Total Cost of Ownership Source: Company Information, Wall Street Research 18

Long-term industry tailwinds driven by consumer preferences 2 Sustainability focus is accelerating can demand Increased use of recyclable packaging is key focus 75% of N.A. new product launches in 2020 were in cans for large consumer products / food service companies ~75% Reusable / Recyclable / 67% 61% Compostable / Biodegradable Recyclable Packaging Returnable Packaging 50% 41% 36% 31% 100% by 2025 100% by 2030 100% by 2025 2014 2015 2016 2017 2018 2019 2020E Recycled Content GHG Emission Reduction Recycled Content Can Other 50% by 2030 35% by ~2025 30% by 2025 Millennials drive new product launch demand % of American adults who like to try new drinks (August 2019 – August 2020) Total US Adults 42% Millennials (1982–1999) Recyclable / Reusable Returnable Bottles Recyclable / Compostable 60% / Compostable in the Netherlands / Biodegradable Gen Xers (1965–1981) 40% 100% by 2030 100% by 2022 100% by 2025 Baby Boomers (1946–1964) 27% Recycled Content Renewable Energy Recycled Content 60% by 2030 70% by 2030 25% by 2025 Supply shortages in 2020 have resulted in massive backlog of delayed new product launches Source: Company Information, Wall Street Research, YouGov August 2020 survey 19Long-term industry tailwinds driven by consumer preferences 2 Sustainability focus is accelerating can demand Increased use of recyclable packaging is key focus 75% of N.A. new product launches in 2020 were in cans for large consumer products / food service companies ~75% Reusable / Recyclable / 67% 61% Compostable / Biodegradable Recyclable Packaging Returnable Packaging 50% 41% 36% 31% 100% by 2025 100% by 2030 100% by 2025 2014 2015 2016 2017 2018 2019 2020E Recycled Content GHG Emission Reduction Recycled Content Can Other 50% by 2030 35% by ~2025 30% by 2025 Millennials drive new product launch demand % of American adults who like to try new drinks (August 2019 – August 2020) Total US Adults 42% Millennials (1982–1999) Recyclable / Reusable Returnable Bottles Recyclable / Compostable 60% / Compostable in the Netherlands / Biodegradable Gen Xers (1965–1981) 40% 100% by 2030 100% by 2022 100% by 2025 Baby Boomers (1946–1964) 27% Recycled Content Renewable Energy Recycled Content 60% by 2030 70% by 2030 25% by 2025 Supply shortages in 2020 have resulted in massive backlog of delayed new product launches Source: Company Information, Wall Street Research, YouGov August 2020 survey 19

Long-term industry tailwinds driven by consumer preferences 2 Consumers and global brand leaders are shifting away from plastic to aluminum “7/10 adults would purchase a product that was better for the Huge untapped market opportunity (capacity in bn) environment and 80% of consumers say that the infinite recyclability of cans matters to them.” A 1% shift in global plastic beverage containers translates to +18bn units in AMP’s ~1,800bn addressable market (+5%) Global plastic beverage containers (in beverage can unit equivalent) “Dasani will introduce aluminum cans this fall in the Northeast and expand to other regions in 2020 and aluminum bottles in several cities in mid-2020.” ~500bn still water plastic beverage containers (in beverage can unit equivalent) “Beginning in 2020, our Bubly sparkling water will no longer be packaged in plastic. In addition we will offer Aquafina in aluminum can packing in US foodservice outlets…Aquafina ~115bn expected industry expansion Visible beverage brand will test the retail market starting in 2020.” can market growth (a) ~65bn+ announced expansion +21bn AMP expansion (a) Includes volumes of AMP, Ball, Crown and Canpack Source: Company Information, YouGov August 2020 survey 20Long-term industry tailwinds driven by consumer preferences 2 Consumers and global brand leaders are shifting away from plastic to aluminum “7/10 adults would purchase a product that was better for the Huge untapped market opportunity (capacity in bn) environment and 80% of consumers say that the infinite recyclability of cans matters to them.” A 1% shift in global plastic beverage containers translates to +18bn units in AMP’s ~1,800bn addressable market (+5%) Global plastic beverage containers (in beverage can unit equivalent) “Dasani will introduce aluminum cans this fall in the Northeast and expand to other regions in 2020 and aluminum bottles in several cities in mid-2020.” ~500bn still water plastic beverage containers (in beverage can unit equivalent) “Beginning in 2020, our Bubly sparkling water will no longer be packaged in plastic. In addition we will offer Aquafina in aluminum can packing in US foodservice outlets…Aquafina ~115bn expected industry expansion Visible beverage brand will test the retail market starting in 2020.” can market growth (a) ~65bn+ announced expansion +21bn AMP expansion (a) Includes volumes of AMP, Ball, Crown and Canpack Source: Company Information, YouGov August 2020 survey 20

Current supply is sold out; future new capacity is pre-sold 2 Strong demand and scarce supply drive industry inflection point Inflection point in demand in key AMP geographies Commentary Key takeaways (bn cans) 130 Ø Market short ~10bn cans due to new high growth 106 1 94 categories, expected to take 124 Market is short years to come into balance 2016A 2020E 2023E (bn cans) 2 84 Ø Demand driven by additional 73 62 filling capacity, sustainability, Demand will continue to grow new drink categories and very high growth in Germany 2016A 2020E 2023E 3 (bn cans) Supply unable to keep pace with Ø Growth accelerated by 41 demand growth structural shift from 31 returnable glass to cans, 23 premiumization of beer and 37 new product introductions 2016A 2020E 2023E Represents demand based Source: Company Information, Can Manufacturers Institute, Wall Street Research on high end of CAGR range 21 Brazil Europe North AmericaCurrent supply is sold out; future new capacity is pre-sold 2 Strong demand and scarce supply drive industry inflection point Inflection point in demand in key AMP geographies Commentary Key takeaways (bn cans) 130 Ø Market short ~10bn cans due to new high growth 106 1 94 categories, expected to take 124 Market is short years to come into balance 2016A 2020E 2023E (bn cans) 2 84 Ø Demand driven by additional 73 62 filling capacity, sustainability, Demand will continue to grow new drink categories and very high growth in Germany 2016A 2020E 2023E 3 (bn cans) Supply unable to keep pace with Ø Growth accelerated by 41 demand growth structural shift from 31 returnable glass to cans, 23 premiumization of beer and 37 new product introductions 2016A 2020E 2023E Represents demand based Source: Company Information, Can Manufacturers Institute, Wall Street Research on high end of CAGR range 21 Brazil Europe North America

Highly visible forecast backed by customer contracts 3 Growing with premier global customers (a) Length of Key Contracted revenue as % of total revenue Customer Relationship End Market >30 years CSD 2% 4% >20 years Beer >10 years Hard Seltzer >20 years CSD 98% 96% 6 years Water / Seltzer >20 years Beer >15 years Energy >30 years Beer 2021E 2022E >30 years Tea >15 years Beer / Hard Seltzer Contracted / under negotiation with existing customers Top 10 customers: ~60% of Revenue Uncontracted – key accounts No single customer represents >17% of Revenue (a) Excluding regional accounts in Europe Source: Company Information 22Highly visible forecast backed by customer contracts 3 Growing with premier global customers (a) Length of Key Contracted revenue as % of total revenue Customer Relationship End Market >30 years CSD 2% 4% >20 years Beer >10 years Hard Seltzer >20 years CSD 98% 96% 6 years Water / Seltzer >20 years Beer >15 years Energy >30 years Beer 2021E 2022E >30 years Tea >15 years Beer / Hard Seltzer Contracted / under negotiation with existing customers Top 10 customers: ~60% of Revenue Uncontracted – key accounts No single customer represents >17% of Revenue (a) Excluding regional accounts in Europe Source: Company Information 22

Opportunity to partner with AMP on significant expansion plan 3 Growth investments provide an opportunity for tremendous uplift in profitability and cash flow Business Growth Investment ( BGI ) opportunity Ø Fast growing demand and current supply shortage Ø Secular sustainability trends for Ø Structural shift from plastics / glass to cans Ø Optimally positioned with high growth customers to expand new capacity that is fully backed by customer commitments Capacity expansions focused on enhancements in existing facilities rather than greenfields, lowering execution risk North America Europe Brazil UK: Ohio: 1+ new line brownfield (3 lines) Alagoinhas: 1 new line North Carolina: 2 new lines South East Brazil: greenfield (2 lines) Spain: Germany: 1 new line 1+ new line Jacarei: Mississippi: 1 new line 2 new lines $1.8bn investment through 2024 to increase capacity by 55% (no new equity required) Source: Company Information 23Opportunity to partner with AMP on significant expansion plan 3 Growth investments provide an opportunity for tremendous uplift in profitability and cash flow Business Growth Investment ( BGI ) opportunity Ø Fast growing demand and current supply shortage Ø Secular sustainability trends for Ø Structural shift from plastics / glass to cans Ø Optimally positioned with high growth customers to expand new capacity that is fully backed by customer commitments Capacity expansions focused on enhancements in existing facilities rather than greenfields, lowering execution risk North America Europe Brazil UK: Ohio: 1+ new line brownfield (3 lines) Alagoinhas: 1 new line North Carolina: 2 new lines South East Brazil: greenfield (2 lines) Spain: Germany: 1 new line 1+ new line Jacarei: Mississippi: 1 new line 2 new lines $1.8bn investment through 2024 to increase capacity by 55% (no new equity required) Source: Company Information 23

Opportunity to partner with AMP on significant expansion plan 3 Pre-sold, high growth, high return capital projects are projected to double Adj. EBITDA by 2024 Locations Timing Representative customers Capacity (bn cans) +21bn (+55%) Olive Branch, MS H1 2021 Winston Salem, NC 2021-2022 ~60 39 Huron, OH H1 2022 Germany H1 2022 2020A 2024E UK H1 2022 Annual Adj. EBITDA ($m) Spain H1 2023 +$572m (+105%) 3-year payback Jacarei H1 2023 $1,117 Alagoinhas H2 2023 $545 South East Brazil H2 2022 (Greenfield Plant) 2020A 2024E Source: Company Information 24 Brazil Europe North America $1.8bn investmentOpportunity to partner with AMP on significant expansion plan 3 Pre-sold, high growth, high return capital projects are projected to double Adj. EBITDA by 2024 Locations Timing Representative customers Capacity (bn cans) +21bn (+55%) Olive Branch, MS H1 2021 Winston Salem, NC 2021-2022 ~60 39 Huron, OH H1 2022 Germany H1 2022 2020A 2024E UK H1 2022 Annual Adj. EBITDA ($m) Spain H1 2023 +$572m (+105%) 3-year payback Jacarei H1 2023 $1,117 Alagoinhas H2 2023 $545 South East Brazil H2 2022 (Greenfield Plant) 2020A 2024E Source: Company Information 24 Brazil Europe North America $1.8bn investment

Compelling financial profile 4 Proven management team and strategy will enable AMP to continue to deliver industry-leading growth 2015/2016 2016 – 2020 2021 to 2022+ Acquired by Ardagh Company repositioning Winning strategy to (a) in June 2016 and investment capture growth Volume 34bn 39bn 49bn '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 2.8% 12.1% Adj. EBITDA ~$400m $545m $813m (% margin) (13.3%) (15.8%) (17.9%) '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 6.4% 22.1% (b) FCF ~$300m $442m $712m '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 8.1% 26.9% Utilization rate ~90% High 90%’s High 90%’s New contract ~3 years 3-5 years 3-7 years length (a) Represents 2020A data (b) FCF calculated as Adj. EBITDA – Maintenance CapEx 25 Source: Company InformationCompelling financial profile 4 Proven management team and strategy will enable AMP to continue to deliver industry-leading growth 2015/2016 2016 – 2020 2021 to 2022+ Acquired by Ardagh Company repositioning Winning strategy to (a) in June 2016 and investment capture growth Volume 34bn 39bn 49bn '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 2.8% 12.1% Adj. EBITDA ~$400m $545m $813m (% margin) (13.3%) (15.8%) (17.9%) '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 6.4% 22.1% (b) FCF ~$300m $442m $712m '15A ‒ '20A CAGR: '20A ‒ '22E CAGR: 8.1% 26.9% Utilization rate ~90% High 90%’s High 90%’s New contract ~3 years 3-5 years 3-7 years length (a) Represents 2020A data (b) FCF calculated as Adj. EBITDA – Maintenance CapEx 25 Source: Company Information

Compelling growth trajectory 4 Positioned for sustainable expansion beyond current plan (a) ~$1.4bn additional BGI leads to ~15bn additional capacity and estimated incremental annual Adj. EBITDA of ~$400m+ New Expansion geographies New product with with existing categories customers customers New opportunities within Expansion with existing Expand new categories: existing regions (outside customers to enter new Ø Still water of BGI) supported by top geographies under Ø CBD 10 customers contract Ø Health drinks Selected prior examples Possible new geographies Selected recent examples Rest of World excluding Ø Sparkling water India and China Ø Hard seltzer Ø Wine Ø Coffee & tea (a) Not included in forecast 26Compelling growth trajectory 4 Positioned for sustainable expansion beyond current plan (a) ~$1.4bn additional BGI leads to ~15bn additional capacity and estimated incremental annual Adj. EBITDA of ~$400m+ New Expansion geographies New product with with existing categories customers customers New opportunities within Expansion with existing Expand new categories: existing regions (outside customers to enter new Ø Still water of BGI) supported by top geographies under Ø CBD 10 customers contract Ø Health drinks Selected prior examples Possible new geographies Selected recent examples Rest of World excluding Ø Sparkling water India and China Ø Hard seltzer Ø Wine Ø Coffee & tea (a) Not included in forecast 26

Entrepreneurial owner manager culture with deep bench 5 Proven track record of delivering shareholder value Paul Coulson Shaun Murphy Oliver Graham David Bourne Bill Walton Gillian Duggan Chairman Vice Chairman CEO CFO COO Chief People Officer 22 1 14 9 39 1 Karin Hagen-Gierer John Hampson Jennifer Cumbee David Spratt Claude Marbach Jorge Bannitz Chief Procurement Chief Information Chief Sustainability CEO – Europe CEO – NA CEO – Brazil Officer Officer Officer 1 12 6 20 28 29 Source: Company Information Years of industry experience 27Entrepreneurial owner manager culture with deep bench 5 Proven track record of delivering shareholder value Paul Coulson Shaun Murphy Oliver Graham David Bourne Bill Walton Gillian Duggan Chairman Vice Chairman CEO CFO COO Chief People Officer 22 1 14 9 39 1 Karin Hagen-Gierer John Hampson Jennifer Cumbee David Spratt Claude Marbach Jorge Bannitz Chief Procurement Chief Information Chief Sustainability CEO – Europe CEO – NA CEO – Brazil Officer Officer Officer 1 12 6 20 28 29 Source: Company Information Years of industry experience 27

Sustainable organic growth opportunity #2 / #3 Premier global pure play beverage can producer Player across geographies 100% 100% infinitely recyclable products Beverage cans 12% Accelerating demand driven by consumer preferences ’20A – ’24E Revenue CAGR 10bn Favorable supply/demand dynamics Cans short in North America +52% Strategic capacity expansion ’20A – ’24E volume growth +105% Substantial profitability growth ’20A – ’24E Adj. EBITDA growth 28Sustainable organic growth opportunity #2 / #3 Premier global pure play beverage can producer Player across geographies 100% 100% infinitely recyclable products Beverage cans 12% Accelerating demand driven by consumer preferences ’20A – ’24E Revenue CAGR 10bn Favorable supply/demand dynamics Cans short in North America +52% Strategic capacity expansion ’20A – ’24E volume growth +105% Substantial profitability growth ’20A – ’24E Adj. EBITDA growth 28

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Historical financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $3,451 $3,372 $3,358 $545 $442 $3,064 $503 $500 $402 $403 $452 $357 15.8% 14.9% 14.9% 14.7% 81.1% 80.4% 80.1% 79.0% 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A Note: Historical financials as reported by Ardagh (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 30 Source: Company InformationHistorical financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $3,451 $3,372 $3,358 $545 $442 $3,064 $503 $500 $402 $403 $452 $357 15.8% 14.9% 14.9% 14.7% 81.1% 80.4% 80.1% 79.0% 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A 2017A 2018A 2019A 2020A Note: Historical financials as reported by Ardagh (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 30 Source: Company Information

Projected financial key assumptions Americas Europe +15% CAGR +7% CAGR Revenue Ø North America: capitalize on favorable supply / demand dynamicsØ Growth in new drink categories and mix shift towards specialty cans +12% CAGR Ø Brazil: accelerating shift from bottles to cans and increased off-premise consumption +25% CAGR +11% CAGR Adj. EBITDA Ø Improved terms Ø Improved terms +20% CAGR Ø Better mixØ Better mix Ø Network efficiency improvementsØ Network efficiency improvements Ø Continued efficiency initiatives Ø North America: increase capacity at three facilities by end of 2021Ø New lines and specialty can conversions Ø Brazil: major investments in new lines and greenfield to double BGI capacity by 2024 Note: CAGRs over 2020A ‒ 2024E period Source: Company Information 31Projected financial key assumptions Americas Europe +15% CAGR +7% CAGR Revenue Ø North America: capitalize on favorable supply / demand dynamicsØ Growth in new drink categories and mix shift towards specialty cans +12% CAGR Ø Brazil: accelerating shift from bottles to cans and increased off-premise consumption +25% CAGR +11% CAGR Adj. EBITDA Ø Improved terms Ø Improved terms +20% CAGR Ø Better mixØ Better mix Ø Network efficiency improvementsØ Network efficiency improvements Ø Continued efficiency initiatives Ø North America: increase capacity at three facilities by end of 2021Ø New lines and specialty can conversions Ø Brazil: major investments in new lines and greenfield to double BGI capacity by 2024 Note: CAGRs over 2020A ‒ 2024E period Source: Company Information 31

Projected financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $5,521 $5,199 $4,532 $1,117 $3,820 $1,005 $3,451 $996 $884 $813 $712 $654 $553 $545 90.0% 88.8% 20.2% $442 87.6% 19.2% 17.9% 17.1% 84.5% 15.8% 81.1% 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E Note: CAGRs over 2020A ‒ 2024E period (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 32 Source: Company InformationProjected financial performance (a) Revenue ($m) Adj. EBITDA ($m) and % margin FCF ($m) and % conversion $5,521 $5,199 $4,532 $1,117 $3,820 $1,005 $3,451 $996 $884 $813 $712 $654 $553 $545 90.0% 88.8% 20.2% $442 87.6% 19.2% 17.9% 17.1% 84.5% 15.8% 81.1% 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E 2020A 2021E 2022E 2023E 2024E Note: CAGRs over 2020A ‒ 2024E period (a) FCF defined as Adj. EBITDA less Maintenance CapEx. % conversion defined as Adj. EBITDA less Maintenance CapEx / Adj. EBITDA 32 Source: Company Information

Pro Forma 2021E Adj. EBITDA of $700m+ Includes incremental Adj. EBITDA of ~$50m from BGI projects expected to be completed by transaction close (in $m) BGI Projects Completed Before May 1, 2021 $704 $49 $654 Ø Incremental Adj. EBITDA generated by BGI projects completed at the following facilities: Ø Olive Branch, MS Ø Valparaiso, IN Ø Jacarei, Brazil Ø Alagoinhas, Brazil Ø Oss, Netherlands Ø Enzesfeld, Austria Ø La Ciotat, France 2021E Adj. EBITDA 2021E Pro Forma Adj. EBITDA 33Pro Forma 2021E Adj. EBITDA of $700m+ Includes incremental Adj. EBITDA of ~$50m from BGI projects expected to be completed by transaction close (in $m) BGI Projects Completed Before May 1, 2021 $704 $49 $654 Ø Incremental Adj. EBITDA generated by BGI projects completed at the following facilities: Ø Olive Branch, MS Ø Valparaiso, IN Ø Jacarei, Brazil Ø Alagoinhas, Brazil Ø Oss, Netherlands Ø Enzesfeld, Austria Ø La Ciotat, France 2021E Adj. EBITDA 2021E Pro Forma Adj. EBITDA 33

Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4Company Overview 1 Investment Highlights 2 Financial Overview 3 Transaction Overview & Valuation Considerations 4

Transaction overview – PF fully diluted enterprise value of $8,522m, representing a 10.5x multiple of 2022E Adj. EBITDA and a 12.1x multiple of 2021E PF Adj. EBITDA – Ardagh will retain ~80% ownership in AMP (a) – As part of the transaction, AMP will raise $2,315m of new net debt (representing a net leverage multiple of 3.3x of 2021E PF Adj. EBITDA ) Pro forma valuation ($m) Sources ($m) (b) Cash in Trust $525 Share Price $10.00 Proceeds from PIPE Raise 600 X Pro Forma Shares Outstanding 607.3 New Net Debt Raised 2,315 Pro Forma Equity Value $6,073 Ardagh Rollover 4,850 Total Sources $8,290 Plus: Net Debt and Capital Leases 2,449 Enterprise Value $8,522 Uses ($m) Ardagh Rollover $4,850 EV/2021E Adj. EBITDA ($654m) 13.0x (b) Cash Proceeds to Ardagh 3,400 EV/2021E Pro Forma Adj. EBITDA ($704m) 12.1x Estimated Gores Holdings V Deal Expenses 40 EV/2022E Adj. EBITDA ($813m) 10.5x Total Uses $8,290 (a)(c) (d) Pro Forma Net Debt to Adj. EBITDA Progression Pro forma ownership GH V Stockholders GH V Sponsor 3.3x 8.6% 1.6% 2.3x PIPE Investors 9.9% Ardagh Rollover 79.9% PF 2021E 2023E (a) Leverage multiple reflects ~$2,650m debt raise and pro forma net debt of ~$2,315m (c) PF 2021E represents $2,315m pro forma net debt at close divided by 2021E Pro Forma Adj. EBITDA. Excludes deal (excluding impact of assumed estimated $134m capitalized lease obligations) expenses related to Ardagh. 2023E leverage multiple represents year end net debt divided by 2023E Adj. EBITDA (b) Assumes no Gores Holdings V stockholder has exercised its redemption rights to (d) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earnout. Earnout provides for 35 receive cash from the trust account. This amount will be reduced by the amount of additional shares to Ardagh that vest over five share price hurdles (receive 12.1m shares at each of the following cash used to satisfy any redemptions share prices: $13.00, $15.00, $16.50, $18.00 and $19.50)Transaction overview – PF fully diluted enterprise value of $8,522m, representing a 10.5x multiple of 2022E Adj. EBITDA and a 12.1x multiple of 2021E PF Adj. EBITDA – Ardagh will retain ~80% ownership in AMP (a) – As part of the transaction, AMP will raise $2,315m of new net debt (representing a net leverage multiple of 3.3x of 2021E PF Adj. EBITDA ) Pro forma valuation ($m) Sources ($m) (b) Cash in Trust $525 Share Price $10.00 Proceeds from PIPE Raise 600 X Pro Forma Shares Outstanding 607.3 New Net Debt Raised 2,315 Pro Forma Equity Value $6,073 Ardagh Rollover 4,850 Total Sources $8,290 Plus: Net Debt and Capital Leases 2,449 Enterprise Value $8,522 Uses ($m) Ardagh Rollover $4,850 EV/2021E Adj. EBITDA ($654m) 13.0x (b) Cash Proceeds to Ardagh 3,400 EV/2021E Pro Forma Adj. EBITDA ($704m) 12.1x Estimated Gores Holdings V Deal Expenses 40 EV/2022E Adj. EBITDA ($813m) 10.5x Total Uses $8,290 (a)(c) (d) Pro Forma Net Debt to Adj. EBITDA Progression Pro forma ownership GH V Stockholders GH V Sponsor 3.3x 8.6% 1.6% 2.3x PIPE Investors 9.9% Ardagh Rollover 79.9% PF 2021E 2023E (a) Leverage multiple reflects ~$2,650m debt raise and pro forma net debt of ~$2,315m (c) PF 2021E represents $2,315m pro forma net debt at close divided by 2021E Pro Forma Adj. EBITDA. Excludes deal (excluding impact of assumed estimated $134m capitalized lease obligations) expenses related to Ardagh. 2023E leverage multiple represents year end net debt divided by 2023E Adj. EBITDA (b) Assumes no Gores Holdings V stockholder has exercised its redemption rights to (d) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earnout. Earnout provides for 35 receive cash from the trust account. This amount will be reduced by the amount of additional shares to Ardagh that vest over five share price hurdles (receive 12.1m shares at each of the following cash used to satisfy any redemptions share prices: $13.00, $15.00, $16.50, $18.00 and $19.50)

AMP: Clear comparable to Ball Beverage can as % of 100% 82% 54% total revenue (a) Beverage can Beverage can Strategic review Corporate focus ü Pure play beverage can (c) Other 12% Aerospace 15% (b) Transit Beverage can Focus Other 3% packaging 54% 17% Product mix ü Superior financial growth metrics Beverage can European food Beverage can 100% 17% 82% Relative Growth '20A–'24E (CAGR) ü Meaningful operating leverage (d) Capacity 12% 6% 11% accelerating Adj. EBITDA and Adj. Net Adj. EBITDA 20% 12% NA Income growth Adj. Net Income 27% 16% NA Capacity Growth Growth # Cans +21bn +30bn +15bn (e) vs. current +55% +28% +23% ü Capturing outsized portion of global Backed by customer contractsüüü capacity increase (f) BGI $1.8bn $3bn+ NA BGI average % of Revenue 10% ~5% NA (a) Crown announced comprehensive review of portfolio and capital allocation / return to drive shareholder value on November 5, 2019 (d) No announced capacity past 2022 (b) Includes Beverage Packaging Asia Pacific, Aerosol Packaging and Aluminum Cups (e) Current represents 2020A 36 (c) Includes Crown’s food can and closures business in N.A., aerosol can businesses in N.A. and Europe, promotional packaging (f) BGI from 2021E onwards business in Europe, and tooling and equipment operations in the U.S. and U.K. Source: Company information. Wall Street ResearchAMP: Clear comparable to Ball Beverage can as % of 100% 82% 54% total revenue (a) Beverage can Beverage can Strategic review Corporate focus ü Pure play beverage can (c) Other 12% Aerospace 15% (b) Transit Beverage can Focus Other 3% packaging 54% 17% Product mix ü Superior financial growth metrics Beverage can European food Beverage can 100% 17% 82% Relative Growth '20A–'24E (CAGR) ü Meaningful operating leverage (d) Capacity 12% 6% 11% accelerating Adj. EBITDA and Adj. Net Adj. EBITDA 20% 12% NA Income growth Adj. Net Income 27% 16% NA Capacity Growth Growth # Cans +21bn +30bn +15bn (e) vs. current +55% +28% +23% ü Capturing outsized portion of global Backed by customer contractsüüü capacity increase (f) BGI $1.8bn $3bn+ NA BGI average % of Revenue 10% ~5% NA (a) Crown announced comprehensive review of portfolio and capital allocation / return to drive shareholder value on November 5, 2019 (d) No announced capacity past 2022 (b) Includes Beverage Packaging Asia Pacific, Aerosol Packaging and Aluminum Cups (e) Current represents 2020A 36 (c) Includes Crown’s food can and closures business in N.A., aerosol can businesses in N.A. and Europe, promotional packaging (f) BGI from 2021E onwards business in Europe, and tooling and equipment operations in the U.S. and U.K. Source: Company information. Wall Street Research

Superior historical and projected revenue and Adj. EBITDA growth relative to peers Growth benchmarking ’17A – ’20A Revenue growth CAGR ’17A – ’20A Adj. EBITDA growth CAGR 4.8% 4.0% 6.5% 3.7% 5.9% 4.4% AMP BLL CCK Bev Can AMP BLL CCK Bev Can Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging ’20A – ’22E Revenue growth CAGR ’20A – ’22E Adj. EBITDA growth CAGR 22.1% 14.6% 14.0% 9.5% 9.2% 11.9% Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 Source: Company information. Wall Street Research 37Superior historical and projected revenue and Adj. EBITDA growth relative to peers Growth benchmarking ’17A – ’20A Revenue growth CAGR ’17A – ’20A Adj. EBITDA growth CAGR 4.8% 4.0% 6.5% 3.7% 5.9% 4.4% AMP BLL CCK Bev Can AMP BLL CCK Bev Can Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging ’20A – ’22E Revenue growth CAGR ’20A – ’22E Adj. EBITDA growth CAGR 22.1% 14.6% 14.0% 9.5% 9.2% 11.9% Beverage Can Beverage Can Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 Source: Company information. Wall Street Research 37

Attractive entry multiple relative to growth profile provides significant return potential Valuation benchmarking TEV / 2021E Adj. EBITDA TEV / 2022E Adj. EBITDA Beverage Can: 16.7x Beverage Can: (b) 15.5x 15.2x (b) (a) 14.0x 13.0x 10.5x (a) 12.1x 10.7x 10.1x Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging (c) (d) TEV / 2021E Adj. EBITDA / Growth TEV / 2022E Adj. EBITDA / Growth 1.9 1.3 1.3 1.2 0.9 0.5 Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 (c) Growth represents '19A ‒ '21E Adj. EBITDA CAGR (a) 12.1x represents multiple of 2021E Pro Forma Adj. EBITDA of $704m; (d) Growth represents '20A ‒ '22E Adj. EBITDA CAGR 38 13.0x represents multiple of 2021E Adj. EBITDA of $654m Source: Company information. Wall Street Research (b) Valuation based on Wall Street researchAttractive entry multiple relative to growth profile provides significant return potential Valuation benchmarking TEV / 2021E Adj. EBITDA TEV / 2022E Adj. EBITDA Beverage Can: 16.7x Beverage Can: (b) 15.5x 15.2x (b) (a) 14.0x 13.0x 10.5x (a) 12.1x 10.7x 10.1x Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging (c) (d) TEV / 2021E Adj. EBITDA / Growth TEV / 2022E Adj. EBITDA / Growth 1.9 1.3 1.3 1.2 0.9 0.5 Pure play beverage can Mostly beverage can Diversified packaging Pure play beverage can Mostly beverage can Diversified packaging Note: Market data as of 02/19/2021 (c) Growth represents '19A ‒ '21E Adj. EBITDA CAGR (a) 12.1x represents multiple of 2021E Pro Forma Adj. EBITDA of $704m; (d) Growth represents '20A ‒ '22E Adj. EBITDA CAGR 38 13.0x represents multiple of 2021E Adj. EBITDA of $654m Source: Company information. Wall Street Research (b) Valuation based on Wall Street research

1 2 Appendix 3 41 2 Appendix 3 4

Continuously innovating to create a unique consumer experience Matte Impact Reclosable Ends – in development Thermo Impact Product Benefits Product Benefits Product Benefits • Unique finish draws consumer’s • Presents greater comfort • Colors based on eye at POS for ‘on-the-go’ consumption pre-defined metrics • Visual and haptic enhancement• Competes with key PET • Facilitates interaction with features consumers at POS • Strong contrast to glossy competition• Carbonation concealability • Enhances design and extended beverage opportunities • Ease of implementation preservation throughout supply-chain Nitro Can Embossed Feel Variable Print Product Benefits Product Benefits Product Benefits • Unique sound activated upon • Specialty look and feel• Effective response to on-going tab-opening trend of mass customization Embossed • Highlights key details in overall • Nitrogen release offers distinctive, design• Allows brand to easily adapt to Variable print technology cascading pour time-sensitive events • Consumer’s eye drawn to 1.0 – 3.0 offers a variety of customization opportunities, • Technology delivers creamy foam detailing; stands out at POS• Enables unique collectable such as the appearance of with staying power programs high-resolution images through the contrast of the can or the Elevated Brand Name basecoat and one printed color • Enhanced texture and mouth feel when consumed. Consumers can replicate the effect of a traditional pub-poured beer at home 40Continuously innovating to create a unique consumer experience Matte Impact Reclosable Ends – in development Thermo Impact Product Benefits Product Benefits Product Benefits • Unique finish draws consumer’s • Presents greater comfort • Colors based on eye at POS for ‘on-the-go’ consumption pre-defined metrics • Visual and haptic enhancement• Competes with key PET • Facilitates interaction with features consumers at POS • Strong contrast to glossy competition• Carbonation concealability • Enhances design and extended beverage opportunities • Ease of implementation preservation throughout supply-chain Nitro Can Embossed Feel Variable Print Product Benefits Product Benefits Product Benefits • Unique sound activated upon • Specialty look and feel• Effective response to on-going tab-opening trend of mass customization Embossed • Highlights key details in overall • Nitrogen release offers distinctive, design• Allows brand to easily adapt to Variable print technology cascading pour time-sensitive events • Consumer’s eye drawn to 1.0 – 3.0 offers a variety of customization opportunities, • Technology delivers creamy foam detailing; stands out at POS• Enables unique collectable such as the appearance of with staying power programs high-resolution images through the contrast of the can or the Elevated Brand Name basecoat and one printed color • Enhanced texture and mouth feel when consumed. Consumers can replicate the effect of a traditional pub-poured beer at home 40

Proliferation of sizes How we define specialty Standard Specialty (a) Special Heights Sleek Slim SL M 330ml and 500ml 375ml - 568ml 250ml - 355ml 150ml - 250ml Regular shape Regular shape Sleek shape Slim shape 12oz 16oz and 24oz 7.5oz - 12oz Regular shape Regular shape Sleek shape (a) Standard body diameter but special heights Note: This is based on the product portfolio that AMP offers. This is not a comprehensive view of all sizes in the market 41 Americas EuropeProliferation of sizes How we define specialty Standard Specialty (a) Special Heights Sleek Slim SL M 330ml and 500ml 375ml - 568ml 250ml - 355ml 150ml - 250ml Regular shape Regular shape Sleek shape Slim shape 12oz 16oz and 24oz 7.5oz - 12oz Regular shape Regular shape Sleek shape (a) Standard body diameter but special heights Note: This is based on the product portfolio that AMP offers. This is not a comprehensive view of all sizes in the market 41 Americas Europe

Risk factors summary Below is a summary of certain risks and uncertainties relating to AMP, AMP’s securities and to GHV and the Business Combination. The risks and uncertainties described below are not the only ones that AMP and GHV face, and you should consider them along with all the other information that will be included in filings made by GHV and AMP with the United States Securities and Exchange Commission (the “SEC”) when evaluating AMP and the proposed transactions, including a more detailed set of risk factors that will be included in a combined registration statement on Form F-4 and proxy statement that will be filed by AMP and GHV with the SEC in connection with the Business Combination. Risks Relating to AMP’s Business • AMP’s customers principally sell to consumers of beverages. If economic conditions affect consumer demand, AMP’s customers may be affected and so reduce their demand for AMP products. Additionally, the global credit, financial and economic environment, including the continuing effects of the global COVID-19 pandemic, could have a material adverse effect on AMP’s business, financial position, liquidity and results of operations. • AMP faces intense competition from other metal packaging producers, as well as from manufacturers of alternative forms of packaging. • An increase in metal beverage can manufacturing capacity, including that of AMP’s competitors, without a corresponding increase in demand for metal beverage can packaging could cause prices to decline, which could have a material adverse effect on AMP’s business, financial condition and results of operations. • As AMP’s customers are concentrated, its business could be adversely affected if it were unable to maintain relationships with its largest customers. In addition, further consolidation of AMP’s customer base could intensify pricing pressures or result in the loss of customers, either of which could have a material adverse effect on its business, financial condition and results of operations. • AMP’s profitability could be adversely affected by various factors, including the availability and cost of raw materials, increases in tariffs and duties, fluctuations in currency exchange rates and interest rates, and interrupted energy supplies and higher energy costs. • If AMP is unable to fully pass-through input costs to its customers, this may have an adverse effect on its financial condition and results of operations. • AMP is involved in a continuous manufacturing process with a high degree of fixed costs. Any interruption in the operations of AMP’s manufacturing facilities, including its supply chain, may adversely affect its business, financial condition and results of operations. • AMP is subject to various environmental and other legal requirements and may be subject to new requirements of this kind in the future that could impose substantial costs upon AMP. • AMP’s substantial debt could adversely affect its financial health and prevent it from fulfilling its obligations under its debt documents. • AMP will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. • AMP’s ability to operate its business effectively depends in large part on the administrative and other support functions provided to it by AGSA pursuant to the Services Agreement to be entered into by AGSA and AMP. Following the expiration or termination of the Services Agreement, AMP’s ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own administrative and other support functions in order to operate as a stand-alone company. • AMP does not have an operating history as a separate public company, and its historical financial results and its financial statements may not be representative of its results as a separate public company. Risks Relating to AMP’s Securities and the Business Combination • After completion of the Business Combination, AMP will be controlled by AGSA, whose interests may conflict with AMP’s interests and the interests of other shareholders. • Future sales of AMP’s Shares, including by AGSA, the PIPE Investors and GHV’s sponsor could have a negative impact on the price of AMP’s Shares. • There may not be a robust market for AMP’s securities, which would adversely affect the liquidity and price of its securities. • AMP is organized under the laws of Luxembourg and a substantial amount of its assets are not located in the United States. Accordingly, it may be difficult for its security holders to obtain or enforce judgments or bring original actions against AMP or its directors and officers in the United States. • As a foreign private issuer, AMP will be exempt from a number of U.S. securities laws and rules promulgated thereunder and will be permitted to publicly disclose less information than U.S. public companies are required to disclose. This may limit the information available to holders of AMP Shares. Conversely, if AMP loses its foreign private issuer status in the future, this could result in significant additional costs and expenses. • As a “controlled company,” AMP will qualify for and intends to rely on exemptions from certain NYSE corporate governance requirements. • The rights of AMP shareholders may differ from the rights they would have as shareholders of a U.S. corporation and consequently AMP shareholders may have more difficulty protecting their interests. Additionally, AMP’s Articles include compulsory share transfer provisions that may not provide AMP minority shareholders with the same benefits as they would have in a merger of a Delaware corporation • AMP will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. • AMP, AGSA or GHV may waive one or more of the conditions to the Business Combination. • AMP will incur significant transaction costs in connection with the Business Combination. • If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline • If, following the Business Combination, securities or industry analysts do not publish research or reports about AMP, its business, or its market, then the price and trading volume of AMP’s shares could decline. • Warrants will become exercisable for AMP shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to shareholders 42Risk factors summary Below is a summary of certain risks and uncertainties relating to AMP, AMP’s securities and to GHV and the Business Combination. The risks and uncertainties described below are not the only ones that AMP and GHV face, and you should consider them along with all the other information that will be included in filings made by GHV and AMP with the United States Securities and Exchange Commission (the “SEC”) when evaluating AMP and the proposed transactions, including a more detailed set of risk factors that will be included in a combined registration statement on Form F-4 and proxy statement that will be filed by AMP and GHV with the SEC in connection with the Business Combination. Risks Relating to AMP’s Business • AMP’s customers principally sell to consumers of beverages. If economic conditions affect consumer demand, AMP’s customers may be affected and so reduce their demand for AMP products. Additionally, the global credit, financial and economic environment, including the continuing effects of the global COVID-19 pandemic, could have a material adverse effect on AMP’s business, financial position, liquidity and results of operations. • AMP faces intense competition from other metal packaging producers, as well as from manufacturers of alternative forms of packaging. • An increase in metal beverage can manufacturing capacity, including that of AMP’s competitors, without a corresponding increase in demand for metal beverage can packaging could cause prices to decline, which could have a material adverse effect on AMP’s business, financial condition and results of operations. • As AMP’s customers are concentrated, its business could be adversely affected if it were unable to maintain relationships with its largest customers. In addition, further consolidation of AMP’s customer base could intensify pricing pressures or result in the loss of customers, either of which could have a material adverse effect on its business, financial condition and results of operations. • AMP’s profitability could be adversely affected by various factors, including the availability and cost of raw materials, increases in tariffs and duties, fluctuations in currency exchange rates and interest rates, and interrupted energy supplies and higher energy costs. • If AMP is unable to fully pass-through input costs to its customers, this may have an adverse effect on its financial condition and results of operations. • AMP is involved in a continuous manufacturing process with a high degree of fixed costs. Any interruption in the operations of AMP’s manufacturing facilities, including its supply chain, may adversely affect its business, financial condition and results of operations. • AMP is subject to various environmental and other legal requirements and may be subject to new requirements of this kind in the future that could impose substantial costs upon AMP. • AMP’s substantial debt could adversely affect its financial health and prevent it from fulfilling its obligations under its debt documents. • AMP will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. • AMP’s ability to operate its business effectively depends in large part on the administrative and other support functions provided to it by AGSA pursuant to the Services Agreement to be entered into by AGSA and AMP. Following the expiration or termination of the Services Agreement, AMP’s ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own administrative and other support functions in order to operate as a stand-alone company. • AMP does not have an operating history as a separate public company, and its historical financial results and its financial statements may not be representative of its results as a separate public company. Risks Relating to AMP’s Securities and the Business Combination • After completion of the Business Combination, AMP will be controlled by AGSA, whose interests may conflict with AMP’s interests and the interests of other shareholders. • Future sales of AMP’s Shares, including by AGSA, the PIPE Investors and GHV’s sponsor could have a negative impact on the price of AMP’s Shares. • There may not be a robust market for AMP’s securities, which would adversely affect the liquidity and price of its securities. • AMP is organized under the laws of Luxembourg and a substantial amount of its assets are not located in the United States. Accordingly, it may be difficult for its security holders to obtain or enforce judgments or bring original actions against AMP or its directors and officers in the United States. • As a foreign private issuer, AMP will be exempt from a number of U.S. securities laws and rules promulgated thereunder and will be permitted to publicly disclose less information than U.S. public companies are required to disclose. This may limit the information available to holders of AMP Shares. Conversely, if AMP loses its foreign private issuer status in the future, this could result in significant additional costs and expenses. • As a “controlled company,” AMP will qualify for and intends to rely on exemptions from certain NYSE corporate governance requirements. • The rights of AMP shareholders may differ from the rights they would have as shareholders of a U.S. corporation and consequently AMP shareholders may have more difficulty protecting their interests. Additionally, AMP’s Articles include compulsory share transfer provisions that may not provide AMP minority shareholders with the same benefits as they would have in a merger of a Delaware corporation • AMP will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. • AMP, AGSA or GHV may waive one or more of the conditions to the Business Combination. • AMP will incur significant transaction costs in connection with the Business Combination. • If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline • If, following the Business Combination, securities or industry analysts do not publish research or reports about AMP, its business, or its market, then the price and trading volume of AMP’s shares could decline. • Warrants will become exercisable for AMP shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to shareholders 42

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